SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 20 - SUBSEQUENT EVENTS

On March 2024, the Company entered into a factoring agreement with the same commercial bank to provide it up to €3,000 ($3,297 as of December 31, 2023). The arrangement is linked to one of the service contracts that the Company provides to one of its customers. The maximum amount provided by the bank cannot exceed 75% of the monthly invoice for that customer. The factoring agreement will be end in April 2025, unless the service contract with the customer is extended. Borrowings under the factoring agreement bear interest at one month Euribor plus 0.6%. The Company is also subject to a 0.2% fee for every withdrawal under the agreement.

On April 2024, AU10TIX has declared a dividend of $10,000 to its shareholders of which $6,751 will be paid to ICTS and 3,249 will be paid to other shareholders of AU10TIX (see notes 12 and 14).